EXH10-11

                                  SUBORDINATION

         The undersigned officers and shareholders of AUTOMATED LIGHT TECHNOLOGIES, INC. having its offices in the Town of Vernon, County of Tolland and State of Connecticut (the "Debtor"), in consideration of a loan of THREE HUNDRED THOUSAND AND NO/100 ($300.000.00) DOLLARS (the "Loan"), to the Debtor by the CONNECTICUT DEVELOPMENT AUTHORITY, with offices at 217 Washington Street, Hartford, Connecticut the Authority") and to induce the Authority to make said Loan;

         Agree as follows:

         1. SUBORDINATION. Until all the indebtedness of the Debtor to the Authority, whether now existing or hereafter incurred, whether or not represented by negotiable instruments or other writings, and whether or not originally contracted with the Authority, has been fully paid with interest, the undersigned shall not demand, or receive from the Debtor, any part of the monies now owing by the Debtor to the undersigned, or that may hereafter be due and payable to the undersigned by the Debtor, or any security therefor; and Debtor shall not make payment or give security to the undersigned, except in conformity with this Agreement. The undersigned waives all notice of the acceptance of this agreement by the Authority, or of the creation, renewal, extension or accrual of any obligations of the Debtor to the Authority or of the reliance of the Authority upon this agreement. The undersigned hereby directs the Debtor to make such prior payments to the Authority, except that with the prior written consent of the Authority, which consent shall be given or withheld in the sole discretion of the Authority, the Debtor may make payments to the undersigned to which this Agreement shall not apply. The Authority acknowledges and agrees that unless and until Debtor is in default under the Loan, Debtor may make payments on the interest due on two $100,000 00 existing loans from City Trust to the undersigned or any subsequent bank loans which arise from the refinancing of the City Trust loans, to the extent they do not exceed the existing loans. The principal amount of such loans shall, however, be subordinate to the Loan and subject to the terms of this agreement The Authority also acknowledges that the undersigned are owed deferred salary and agrees that six (6) months from the date hereof it shall review the financial situation of Debtor and, provided that Debtor is not in default of the Loan and is generating gross profits, agree with the undersigned upon a payment schedule for such deferred salaries.

         2. ASSIGNMENT. Except for the payments specifically referred to in Paragraph l hereinabove, the undersigned hereby assigns to the Authority as collateral security for all such indebtedness of the Debtor to the Authority all of the claims and demands of the undersigned against the Debtor, and all interest accrued and that may hereafter accrue thereon. If at any time


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while  this  agreement  is in  effect,  any  petition  for relief is filed by or against the Debtor, or a receiver is appointed for the Debtor or any of its property, or an assignment for creditors is made by the Debtor, or the Debtor is involved in any insolvency proceedings, the Authority shall have the right to file a claim on behalf of the undersigned in all such proceedings, and to collect and receive all payments that may be declared or become payable or. s c'(cent) claim in any such proceedings, and the Authority is hereby irrevocably appointed attorney for the undersigned with full power to act in the name of the undersigned in all such proceedings. The undersigned agree that they shall have no right of subrogation whatsoever with respect to any monies so collected unless and until the Authority shall have received payment in full of all sums due on the Loan.

         3. CREDITOR'S RECEIPTS. Except as may be specifically permitted herein, if, prior to the satisfaction of all such indebtedness of the Debtor to the Authority, the undersigned receives any payment or security for or on account of the claims and demands of the undersigned against the Debtor, the undersigned shall forthwith deliver such payment or security to the Authority, in precisely the form received, except for the undersigned's endorsement when necessary, for application on account of such indebtedness of the Debtor to the Authority, and until so delivered such payment or security shall be held in trust by the undersigned as the property of the Authority. In the event of the failure of the undersigned to endorse any instrument for the payment of money so received by the undersigned, the Authority is irrevocable appointed attorney for the undersigned with full power to make such endorsement and with full power of substitution.

         4. MODIFICATIONS. Without notice to or further assent by the undersigned, the liability of the Debtor or any other party to the Authority on any such indebtedness may from time to time, in whole or in part, be renewed, extended, modified, compromised, or released by the Authority, and any collateral or liens for any such indebtedness may be exchanged, sold, or surrendered by the Authority, all without affecting the obligations of the undersigned and the Debtor under this Agreement.

         DATED at Hartford, Connecticut this 5th day of November, 1990.

------------------------                     -----------------------------------
                                             MOHD A. ASLAMI

------------------------                     -----------------------------------
                                             CHARLES DeLUCA

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------------------------                     CONNECTICUT DEVELOPMENT AUTHORITY


                                             By:
------------------------                          ------------------------------
                                                  EDWARD A. ZELINS
                                                  Its Loan Officer
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